UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 24, 2010

Date of Report (Date of earliest event reported)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

505 Fifth Avenue
New York, New York 10017

(Address of principal executive offices, including zip code)

(212) 771-0505

(Registrant's telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01 Other Events.

The registrant and it subsidiary, CIT Group Funding Company of Delaware LLC, are required to provide Notice Date Reports that set out cash sweep calculations on a quarterly basis under the Series A Indenture and the Series B Indenture (in each case, as defined below).

This Current Report on Form 8-K includes as exhibits the Notice Date Reports furnished to noteholders for the quarter ended March 31, 2010 under Section 7.15(e) of:

(i) the First Supplemental Indenture dated as of December 10, 2009 among CIT Group Inc., as Issuer, the Guarantors Named Therein, as Guarantors, and Deutsche Bank Trust Company Americas, as Trustee, Series A Parent Collateral Agent and Series A Subsidiary Collateral Agent, supplementing the Indenture dated as of December 10, 2009 between CIT Group Inc., as Issuer, and Deutsche Bank Trust Company Americas, as Trustee (the “Series A Indenture”); and

(ii) the First Supplemental Indenture dated as of December 10, 2009 among CIT Group Funding Company of Delaware LLC, as Issuer, CIT Group Inc. and the Other Guarantors Named Therein, as Guarantors, and Deutsche Bank Trust Company Americas, as Trustee, Series B Parent Collateral Agent and Series B Subsidiary Collateral Agent, supplementing the Indenture dated as of December 10, 2009 between CIT Group Funding Company of Delaware LLC, as Issuer, and Deutsche Bank Trust Company Americas, as Trustee (the “Series B Indenture”).

The Notice Date Reports set forth, among other things, the March 31, 2010 calculations required under the cash sweep provisions of the Series A Indenture and the Series B Indenture and show that the Cash Sweep Amount was approximately $479 million and Other Available Cash was approximately $5.4 billion as of the end of the quarter. The Notice Date Reports are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The Series A Indenture was attached as Exhibit 4.1 and Exhibit 4.2, and the Series B Indenture was attached as Exhibit 4.3 and Exhibit 4.4, to the registrant’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on December 16, 2009.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed or furnished herewith:

	99.1	Notice Date Report for Quarter Ended March 31, 2010 (Series A Indenture).

	99.2	Notice Date Report for Quarter Ended March 31, 2010 (Series B Indenture).

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.

Dated: May 24, 2010	By:	/s/ Glenn A. Votek

Name: Glenn A. Votek
Title: Executive Vice President & Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice Date Report for Quarter Ended March 31, 2010 (Series A Indenture).

99.2	Notice Date Report for Quarter Ended March 31, 2010 (Series B Indenture).